TABLE OF CONTENTS
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
Summary                                        1
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Summary of Expenses                            3
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Financial Highlights                           4
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Investment Objectives, Policies and Risk
  Factors                                      4
------------------------------------------------
Investment Manager and Underwriter            14
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Dividends and Taxes                           16
------------------------------------------------
Net Asset Value                               18
------------------------------------------------
Purchase of Shares                            19
------------------------------------------------
Redemption or Repurchase of Shares            22
------------------------------------------------
Special Features                              25
------------------------------------------------
Performance                                   27
------------------------------------------------
Capital Structure                             28
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

This prospectus contains information about the Fund that you should know before investing and should be retained for future reference. A Statement of Additional Information dated October 25, 1995, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. It is available upon request without charge from the Fund at the address or telephone number on this cover or the firm from which this prospectus was received.

Fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, nor are they federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. Investment in Fund shares involves risk, including the possible loss of principal.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                                                                     IJKLM(LOGO)

KEMPER
WORLDWIDE
2004 FUND

PROSPECTUS OCTOBER 25, 1995

KEMPER WORLDWIDE 2004 FUND
120 South LaSalle Street, Chicago, Illinois 60603 1-800-621-1048. The objectives of Kemper Worldwide 2004 Fund (the "Fund") are to provide a guaranteed return of investment on the Maturity Date (November 15, 2004) to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide a total return, a combination of capital growth and income. The Fund pursues its objectives by investing a portion of its assets in "zero coupon" U.S. Treasury obligations and the balance of its assets primarily in an internationally diversified portfolio of foreign securities. The Fund is intended for long-term investors and is not appropriate for investors seeking current income. The assurance that investors who reinvest dividends and hold their shares until the Maturity Date will receive on the Maturity Date at least their original investment is provided by the par value of the zero coupon U.S. Treasury obligations in the Fund's portfolio on that date as well as by a guarantee from Kemper Financial Services, Inc., the Fund's investment manager. There is no assurance that the Fund's objective of total return will be achieved. The Fund's shares are not guaranteed by the U.S. Government. The Fund is a series of Kemper Target Equity Fund.

KEMPER WORLDWIDE 2004 FUND
120 SOUTH LASALLE STREET, CHICAGO, ILLINOIS 60603, TELEPHONE 1-800-621-1048

SUMMARY

INVESTMENT OBJECTIVES; PERMITTED INVESTMENTS. Kemper Worldwide 2004 Fund (the "Fund") is a diversified series of Kemper Target Equity Fund (the "Trust"), which is an open-end, management investment company that may issue shares in one or more series. The Fund's investment objectives are to provide a guaranteed return of investment on the Maturity Date (November 15, 2004) to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide a total return, a combination of capital growth and income. The Fund pursues its objectives by investing a portion of its assets in "zero coupon" U.S. Treasury Obligations ("Zero Coupon Treasuries") and the balance of its assets primarily in an internationally diversified portfolio of foreign securities ("Foreign Securities"). The Fund's investments in Foreign Securities will primarily be common stocks of established non-U.S. companies. The assurance that investors who reinvest all dividends and hold their shares until the Maturity Date will receive on the Maturity Date at least their original investment is provided by the par value of the Zero Coupon Treasuries as well as by a guarantee from Kemper Financial Services, Inc., the Fund's investment manager. The Fund's returns will fluctuate and there is no assurance that the Fund will achieve its objective of total return. The Zero Coupon Treasuries are normally purchased at a substantial discount and represent the right to receive par value at a fixed date from the U.S. Government. The amount invested in Foreign Securities provides total return potential. The Fund may engage in options, financial futures and foreign currency transactions and may lend its securities. See "Investment Objectives, Policies and Risk Factors."

SPECIAL RISK FACTORS. The Fund is intended for long-term investors and is not appropriate for investors seeking current income. The Fund is designed so that shareholders who reinvest all dividends and hold their shares until the Maturity Date will receive on the Maturity Date an amount at least equal to their investment, including any sales charge ("Investment Protection"), even if the value of the investments of the Fund other than the Zero Coupon Treasuries were to decrease to zero, which the investment manager considers highly unlikely. The Fund does not seek to provide a specific return on investors' capital or to protect principal on an after-tax or present value basis. An investor who reinvested all dividends and who, upon redemption at the Maturity Date, received only the principal amount invested, would have received a zero rate of return on such investment. Investors who do not reinvest all dividends or who redeem all or part of their shares in the Fund prior to the Maturity Date will not benefit from the Fund's Investment Protection, and upon redemption may receive more or less than their original investment; provided, however, in the event of a partial redemption, the Fund's Investment Protection will continue as to that part of the original investment that remains invested (with all dividends thereon reinvested) until the Maturity Date. The government guarantee of the Zero Coupon Treasuries in the Fund's portfolio does not guarantee the market value of the Zero Coupon Treasuries or the shares of the Fund, whose net asset value will fluctuate. Zero Coupon Treasuries normally are subject to substantially greater price fluctuations during periods of changing interest rates than are securities of comparable quality that make regular interest payments. Investors subject to tax should be aware that any portion of the amount returned to them upon redemption of shares that constitutes accretion of interest on the Zero Coupon Treasuries will have been taxable as ordinary income over the period that the shares were held. Foreign Securities investments involve risk and opportunity considerations not typically associated with investing in United States companies. The U.S. Dollar value of a Foreign Security tends to decrease when the value of the U.S. Dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. Dollar falls against such currency. Thus, the U.S. Dollar value of Foreign Securities in the Fund's portfolio, and the Fund's net asset value, may change in response to changes in currency exchange rates even though the value of the Foreign Securities in local currency terms may not have changed. While the Fund's investments in Foreign Securities will principally be in developed countries, the Fund may invest a portion of its assets in developing or "emerging" markets, which involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. There are special risks associated with options, financial futures and foreign currency transactions and there is no assurance that the use of these investment techniques will be successful. See "Investment Objectives, Policies and Risk Factors" and "Dividends and Taxes."

INVESTMENT MANAGER AND UNDERWRITER. Kemper Financial Services, Inc. ("KFS") is the Fund's investment manager. KFS is paid an investment management fee at the annual rate of .60 of 1% of average daily net assets of the Fund. Kemper Distributors, Inc. ("KDI"), a wholly owned subsidiary of KFS, is the Fund's principal underwriter and administrator. Administrative services are provided to shareholders under an administrative services agreement with KDI. The Fund pays an administrative services fee at the annual rate of up to .25 of 1% of average daily net assets of the Fund, which KDI pays to financial services firms. See "Investment Manager and Underwriter."

PURCHASES AND REDEMPTIONS. Investors may purchase the Fund's shares only during a limited offering period (the "Offering Period"). Purchases may be made at net asset value plus a maximum sales charge of 5.0% of the offering price. Reduced sales charges apply to purchases of $100,000 or more. The minimum initial investment is $1,000 and the minimum subsequent investment is $100. The minimum initial investment for an employee benefit plan or Individual Retirement Account is $250 and the minimum subsequent investment is $50. It is anticipated that the Offering Period will continue until December 31, 1995 but the period may be shortened or extended at the option of the Fund. Shareholders will still be permitted to reinvest dividends in shares of the Fund after the end of the Offering Period. Shares may be redeemed without charge or penalty at net asset value, which may be more or less than original cost. The redemption within one year of shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a 1% contingent deferred sales charge. See "Purchase of Shares" and "Redemption or Repurchase of Shares."

INVESTORS IN THE FUND. The Fund is designed for long-term investors who seek protection of their original investment as well as the opportunity for total return. Through a single investment in shares of the Fund, investors receive the benefits of diversification, professional management and liquidity, and relief from administrative details such as accounting for distributions and the safekeeping of securities. However, since Foreign Securities present special risks, investment in the Fund should not be considered a complete investment program.

DIVIDENDS. The Fund normally distributes annual dividends of net investment income and any net realized short-term and long-term capital gains. Investors may have income and capital gain dividends automatically reinvested in the Fund without a sales charge and must do so in order to receive the benefit of the Fund's Investment Protection. See "Dividends and Taxes."

GENERAL INFORMATION AND CAPITAL. The Trust is organized as a business trust under the laws of Massachusetts and may issue an unlimited number of shares of beneficial interest in one or more series, one of such series being the Fund. Shares are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. The Trust is not required to hold annual shareholder meetings; but it will hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment management agreement. See "Capital Structure."

SUMMARY OF EXPENSES

SHAREHOLDER TRANSACTION EXPENSES(1)
Maximum Sales Charge on Purchases (as a percentage of offering price)...................   5.0 %
Maximum Sales Charge on Reinvested Dividends............................................  None
Deferred Sales Charge...................................................................  None (2)
Redemption Fees.........................................................................  None
Exchange Fee............................................................................  None
ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
Management Fees.........................................................................   .60 %
12b-1 Fees..............................................................................  None
Other Expenses..........................................................................   .69 %
                                                                                          ----
Total Operating Expenses................................................................  1.29 %
                                                                                          ====

---------------
(1) Investment dealers and other firms may independently charge additional fees for shareholder transactions or for advisory services; please see their materials for details. Reduced sales charges apply to purchases of $100,000 or more. See "Purchase of Shares."

(2) The redemption within one year of shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a 1% contingent deferred sales charge. See "Purchase of Shares."

EXAMPLE

You would pay the following expenses on a $1,000 investment,                                   10
  assuming                                                        1 YEAR   3 YEARS  5 YEARS   YEARS
(1) 5% annual return and (2) redemption at the end of each time
  period:                                                           $62      $89     $117     $198

The purpose of the preceding table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The Example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of the Fund. The Example should not be considered to be a representation of past or future expenses. Actual expenses may be greater or less than those shown.

FINANCIAL HIGHLIGHTS

The table below shows financial information expressed in terms of one share outstanding throughout the period. The information in the table is covered by the report of the Fund's independent auditors. The report is contained in the Trust's Registration Statement and is available from the Fund. The financial statements contained in the Fund's 1995 Annual Report to Shareholders are incorporated herein by reference and may be obtained by writing or calling the Fund.

                                                                                               MAY 3,
                                                                            YEAR ENDED         1994 TO
                                                                           JUNE 30, 1995    JUNE 30, 1994
                                                                           -------------    -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                          $  9.02            9.00
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                           .27             .02
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                                                .79              --
---------------------------------------------------------------------------------------------------------
Total from investment operations                                                 1.06             .02
---------------------------------------------------------------------------------------------------------
Less distribution from net investment income                                      .12              --
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                $  9.96            9.02
---------------------------------------------------------------------------------------------------------
TOTAL RETURN (%):                                                               11.91             .22
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses                                                                         1.29            1.32
---------------------------------------------------------------------------------------------------------
Net investment income                                                            3.77            2.59
---------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets at end of period (in thousands)                                    $30,699           5,900
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                        75              --
================================================================================================

NOTES:

Ratios have been determined on an annualized basis. Total, return is not annualized and does not reflect the effect of any sales charges.

The Fund was organized as the sixth series of the Trust, which is a business trust under the laws of Massachusetts. No significant transactions were effected prior to May 3, 1994.

INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS

OBJECTIVES. The objectives of the Fund are to provide a guaranteed return of investment on the Maturity Date (November 15, 2004) to investors who reinvest all dividends and hold their shares to the Maturity Date and to provide a total return, a combination of capital growth and income. As a fundamental policy, the Fund pursues its objectives by investing a portion of its assets in "zero coupon" U.S. Treasury obligations ("Zero Coupon Treasuries") and the balance of its assets primarily in an internationally diversified portfolio of foreign securities. ("Foreign Securities"). Under normal market conditions, as a non-fundamental policy, at least 65% of the Fund's total assets will be invested in the securities of issuers located in at least three countries, one of which may be the United States.

The Fund is intended for long-term investors who seek protection of their original investment as well as the opportunity for total return. The Fund is designed so that shareholders who reinvest all dividends and hold their investment until the Maturity Date will receive on the Maturity Date an amount at least equal to their original investment, including any sales charge ("Investment Protection"). This will occur even if the value of the investments of the Fund other than the Zero Coupon Treasuries were to decrease to zero, which the investment manager considers highly unlikely. The assurance that investors who reinvest all dividends and hold their shares until the Maturity Date will receive on the Maturity Date at least their original investment is provided by the par value of the Zero Coupon Treasuries in the Fund's portfolio as well as by a guarantee from Kemper Financial Services, Inc. ("KFS"), the Fund's investment manager. See "How the Fund Works" below. Investors who do not reinvest all dividends or who redeem part or all of their investment in the Fund other than on the Maturity Date will not receive the benefit of the Fund's Investment Protection, and upon the redemption may receive more or less than the amount of their original investment; provided, however, in the event of a partial redemption, the Fund's Investment Protection will continue as to that part of the original investment that remains invested (with all dividends thereon reinvested) until the Maturity Date. The Fund may not be appropriate for investors who expect to redeem their investment in the Fund prior to the Maturity Date or who will require cash distributions from the Fund. Since the benefit of Investment Protection is an inherent characteristic of the Fund's shares, it continues in the event of a transfer of the shares by gift, under a will or otherwise, provided dividends on the shares continue to be reinvested and the shares continue to be held until the Maturity Date.

The opportunity for total return for an investor arises to the extent that the value of the Fund's assets, including Foreign Securities, is greater than the par value of the Zero Coupon Treasuries on the Maturity Date. Thus, the Fund in effect will have two major portfolio segments: one consisting of Zero Coupon Treasuries to pursue Investment Protection and the other consisting of Foreign Securities to pursue total return. The Fund's returns and net asset value will fluctuate. There is no assurance that the Fund will achieve its objective of total return. Since Foreign Securities present special risks, investment in the Fund should not be considered a complete investment program.

HOW THE FUND WORKS. As noted above, the Fund will invest in Zero Coupon Treasuries and Foreign Securities in pursuing its objectives. Zero Coupon Treasuries evidence the right to receive a fixed payment at a specific future date from the U.S. Government. The Fund will offer its shares during a limited offering period (the "Offering Period") at net asset value plus the applicable sales charge. See "Purchase of Shares." The Zero Coupon Treasuries that the Fund acquires with the proceeds of the sale of its shares during the Offering Period will be selected so as to mature at a specific par value on or about the Maturity Date. The Fund's investment manager will continuously adjust the proportion of the Fund's assets that are invested in Zero Coupon Treasuries so that the value of the Zero Coupon Treasuries on the Maturity Date (i.e., the aggregate par value of the Zero Coupon Treasuries in the portfolio) will be at least sufficient to enable investors who reinvest all dividends and hold their investment in the Fund until the Maturity Date to receive on the Maturity Date the full amount of such investment, including any sales charge. Thus, the minimum par value of Zero Coupon Treasuries per Fund share necessary to provide for the Fund's Investment Protection will be continuously determined and maintained.

In order to provide further assurance that the Fund's Investment Protection will be maintained, KFS has entered into a Guaranty Agreement. Under the Guaranty Agreement, KFS has agreed to make sufficient payments on the Maturity Date to enable shareholders who have reinvested all dividends and held their investment in the Fund until the Maturity Date to receive on the Maturity Date an aggregate amount of redemption proceeds and payments under the Guaranty Agreement equal to the amount of their original investment, including any sales charge.

The portion of the Fund's assets that will be allocated to the purchase of Zero Coupon Treasuries will fluctuate during the Offering Period. This is because the value of the Zero Coupon Treasuries and Foreign Securities, and therefore the offering price of the Fund's shares, will fluctuate with changes in interest rates and other market value fluctuations. If the offering price of the Fund's shares increases during the Offering Period, the minimum par value of Zero Coupon Treasuries per Fund share necessary to provide for the Fund's Investment Protection will increase and this amount will be fixed by the highest offering price during the Offering Period. The Fund may hold Zero Coupon Treasuries in an amount in excess of the amount necessary to provide for the Fund's Investment Protection in the discretion of the Fund's investment manager. During the first year of operations, under normal market conditions, the proportion of the Fund's portfolio invested in Zero Coupon Treasuries may be expected to range from 50% to 65%; but a greater or lesser percentage is possible.

As the percentage of Zero Coupon Treasuries in the Fund's portfolio increases, the percentage of Foreign Securities in the portfolio will necessarily decrease. This will result in less potential for total return from Foreign Securities. In order to help ensure at least a minimum level of exposure to the foreign markets for shareholders, the Fund will cease offering its shares if their continued offering would cause more than 70% of its assets to be allocated to Zero Coupon Treasuries. After the Offering Period is over, no additional assets will be allocated to the purchase of Zero Coupon Treasuries. However, since the values of the Zero Coupon Treasuries and Foreign Securities are often affected in different ways by changes in interest rates and other market conditions and will often fluctuate independently, the percentage of the Fund's net asset value represented by Zero Coupon Treasuries will continue to fluctuate after the end of the Offering Period. Zero Coupon Treasuries may be liquidated before the Maturity Date to meet redemptions and pay cash dividends, provided that the minimum amount necessary to provide for the Fund's Investment Protection is maintained.

Shareholders who elect to receive dividends in cash are in effect withdrawing a portion of the accreted income on the Zero Coupon Treasuries that are held to protect their original principal investment at the Maturity Date. These shareholders will receive the same net asset value per share for any Fund shares redeemed at the Maturity Date as shareholders who reinvest dividends, but they will have fewer shares to redeem than shareholders similarly situated who had reinvested all dividends. Shareholders who redeem some or all of their shares before the Maturity Date lose the benefit of Investment Protection with respect to those shares redeemed. Thus, investors are encouraged to reinvest dividends and to evaluate their need to receive some or all of their investment prior to the Maturity Date before making an investment in the Fund.

ZERO COUPON TREASURIES. The Zero Coupon Treasuries held by the Fund will consist of U.S. Treasury notes or bonds that have been stripped of their unmatured interest coupons or will consist of unmatured interest coupons from U.S. Treasury notes or bonds. The Zero Coupon Treasuries evidence the right to receive a fixed payment at a future date (i.e., the Maturity Date) from the U.S. Government, and are backed by the full faith and credit of the U.S. Government. The guarantee of the U.S. Government does not apply to the market value of the Zero Coupon Treasuries owned by the Fund or to the shares of the Fund. The market value of Zero Coupon Treasuries generally will fluctuate inversely with changes in interest rates. As interest rates rise, the value of the Zero Coupon Treasuries will tend to decline and as interest rates fall the value of the Zero Coupon Treasuries will tend to increase. Zero Coupon Treasuries are purchased at a deep discount because the buyer obtains only the right to a fixed payment at a fixed date in the future and does not receive any periodic interest payments. The effect of owning deep discount bonds that do not make current interest payments (such as the Zero Coupon Treasuries) is that a fixed yield is earned not only on the original investment but also, in effect, on all earnings during the life of the discount obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligations at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, the Zero Coupon Treasuries normally are subject to substantially greater price fluctuations during periods of changing interest rates than are securities of comparable quality that make regular interest payments. As the maturity of the Zero Coupon Treasuries becomes shorter (i.e., as the period to the Maturity Date is shorter), the degree of price fluctuation will become less. Additional information concerning Zero Coupon Treasuries appears in the Statement of Additional Information of the Fund under "Investment Policies and Techniques."

FOREIGN SECURITIES. With respect to Fund assets not invested in Zero Coupon Treasuries, the Fund will seek a total return, a combination of capital growth and income. In seeking to achieve a total return, it will be the Fund's policy to invest assets not otherwise invested in Zero Coupon Treasuries primarily in an internationally diversified portfolio of foreign securities ("Foreign Securities"). Investments in Foreign Securities will be made primarily for capital growth and secondarily for income for the purpose of achieving a high overall return. While there is no specific limitation on the percentage or amount of the Fund's Foreign Securities that may be invested for growth or income, the investment emphasis for Foreign Securities normally will be primarily on growth of capital and only secondarily on income. While the Fund's Foreign Securities will principally be equity securities of non-U.S. issuers, the Fund may also invest in convertible and debt securities. Under normal circumstances, more than 80% of the Fund's assets not invested in Zero Coupon Treasuries will be invested in securities of non-U.S. issuers. In determining to what extent the Fund's Foreign Securities will be invested for capital growth or income, the Fund's investment manager analyzes the international equity and fixed income markets and seeks to assess the degree of risk and level of return that can be expected from each market.

In pursuing its objective of total return, the Fund invests primarily in common stocks of established non-U.S. companies believed to have potential primarily for capital growth and secondarily for income. However, there is no requirement that the Fund's Foreign Securities be exclusively common stocks or other equity securities. The Fund may invest in any other type of security including, but not limited to, convertible securities (including warrants), preferred stocks, bonds, notes and other debt securities of companies (including Euro-currency instruments and securities) or obligations of governments and their political subdivisions. When the investment manager believes that the total return potential in debt securities equals or exceeds the potential return on equity securities, the Fund may increase its Foreign Securities holdings in such debt securities. However, with respect to Fund assets not invested in Zero Coupon Treasuries, under normal circumstances, it is currently intended that no more than 5% of the Fund's net assets will be invested (and, therefore, at risk) in fixed income obligations. Additional information concerning foreign fixed income securities appears under "Investment Policies and Techniques--Foreign Debt Securities" in the Statement of Additional Information.

The Fund makes investments in various countries. Under normal circumstances, business activities in not less than three different foreign countries will be represented in the Fund's portfolio of Foreign Securities. The Fund may, from time to time, have more than 25% of its Foreign Securities investments invested in any major industrial or developed country which in the view of the investment manager poses no unique investment risk. The Fund may purchase securities of companies, wherever organized, that have their principal activities and interests outside the United States. Investments in Foreign Securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. However, it is currently intended that no more than 5% of the Fund's net assets will be invested (and, therefore, at risk) in securities of enterprises recently privatized (within one year of initial public offering). Additional information concerning privatized enterprises appears under "Investment Policies and Techniques--Privatized Enterprises" in the Statement of Additional Information.

In determining the appropriate distribution of investments in Foreign Securities among various countries and geographic regions, the Fund's investment manager ordinarily considers such factors as prospects for relative economic growth among foreign countries; expected levels of inflation; relative price levels of the various capital markets; government policies influencing business conditions; the outlook for currency relationships and the range of individual investment opportunities available to the international investor. Currently, more than 60% of the world market capitalization of equity securities are represented by securities in currencies other than the U.S. Dollar.

Generally, the Fund will not trade in securities for short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time held.

The Fund may also purchase and write options on securities and foreign currencies and index options, may purchase and sell financial futures contracts and options on financial futures contracts and may engage in foreign currency transactions as a hedge and not for speculation and may at times lend its portfolio securities. See "Additional Investment Information" below. When the investment manager deems it appropriate to invest for temporary defensive purposes, such as during periods of adverse market conditions, a significant portion of the Fund's assets not invested in Zero Coupon Treasuries may be held temporarily in cash (including foreign currency) or foreign or domestic cash equivalent short-term obligations, either rated as high quality or considered to be of comparable quality in the opinion of the Fund's investment manager, including, but not limited to, certificates of deposit, time deposits, bankers' acceptances, commercial paper, short-term notes, obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and repurchase agreements secured thereby. In particular, for defensive purposes a larger portion of the Fund's assets not invested in Zero Coupon Treasuries may be invested in U.S. Dollar-denominated obligations to reduce the risks inherent in non-U.S. Dollar-denominated assets.

SPECIAL RISK FACTORS. The value of the Zero Coupon Treasuries and the Foreign Securities in the Fund's portfolio will fluctuate prior to the Maturity Date and the value of the Zero Coupon Treasuries will equal their par value on the Maturity Date. As noted previously (see "Zero Coupon Treasuries"), the value of the Zero Coupon Treasuries may be expected to experience more volatility than U.S. Government securities that have similar yields and maturities but that make current distributions of interest. Thus, the net asset value of the Fund's shares will fluctuate with changes in interest rates and other market conditions prior to the Maturity Date. As an open-end investment company, the Fund will redeem its shares at the request of a shareholder at the net asset value per share next determined after a request is received in proper form. Thus, shareholders who redeem their shares prior to the Maturity Date may receive more or less than their acquisition cost, including any sales charge, whether or not they reinvest their dividends. Such shares, therefore, would not receive the benefit of the Fund's Investment Protection. Any shares not redeemed prior to the Maturity Date by a shareholder would continue to receive the benefit of the Fund's Investment Protection provided that all dividends with respect to such shares are reinvested. Accordingly, the Fund may not be appropriate for investors who expect to redeem their investment in the Fund prior to the Maturity Date.

Each year the Fund will be required to accrue an increasing amount of income on its Zero Coupon Treasuries utilizing the effective interest method. However, to maintain its tax status as a pass-through entity under Subchapter M of the Internal Revenue Code and also to avoid imposition of excise taxes, the Fund will be required to distribute dividends equal to substantially all of its net investment income, including the accrued income on its Zero Coupon Treasuries for which it receives no payments in cash prior to their maturity. Dividends of the Fund's investment income and short-term capital gains will be taxable to shareholders as ordinary income for federal income tax purposes, whether received in cash or reinvested in additional shares. See "Dividends and Taxes." However, shareholders who elect to receive dividends in cash, instead of reinvesting these amounts in additional shares of the Fund, may realize an amount upon redemption of their investment on the Maturity Date that is less or greater than their acquisition cost and, therefore, will not receive the benefit of the Fund's Investment Protection. Accordingly, the Fund may not be appropriate for investors who will require cash distributions from the Fund in order to meet current tax obligations resulting from their investment or for other needs.

As noted previously, the Fund will maintain a minimum par value of Zero Coupon Treasuries per share in order to provide for the Fund's Investment Protection. In order to generate sufficient cash to meet dividend requirements and other operational needs and to redeem Fund shares on request, the Fund may be required to limit reinvestment of capital on the disposition of Foreign Securities and may be required to liquidate Foreign Securities at a time when it is otherwise disadvantageous to do so, which may result in the realization of losses on the disposition of such securities, and may also be required to borrow money to satisfy dividend and redemption requirements. The liquidation of Foreign Securities and the expenses of borrowing money in such circumstances could impair the ability of the Fund to meet its objective of total return.

The Fund provides Investment Protection to investors who reinvest all dividends and do not redeem their shares before the Maturity Date. In addition, as noted above, dividends from the Fund will be taxable to shareholders whether received in cash or reinvested in additional shares. Thus, the Fund does not provide a specific return on investors' capital or protect principal on an after-tax or present value basis. An investor who reinvested all dividends and who, upon redemption at the Maturity Date, received only the original amount invested including any sales charge, would have received a zero rate of return on such investment. This could only happen if the value of the Fund's investments other than Zero Coupon Treasuries were to decrease to zero, an event that the investment manager considers highly unlikely. The present value of $1,000 on the Maturity Date discounted for inflation assumed to be at an annual rate of 4% is approximately $701 on the date of this prospectus.

Investors subject to tax should be aware that any portion of the amount returned to them upon redemption of shares that constitutes accretion of interest on the Zero Coupon Treasuries will have been taxable each year as ordinary income over the period during which shares were held. See "Dividends and Taxes."

Foreign Securities involve currency risks. The U.S. Dollar value of a Foreign Security tends to decrease when the value of the U.S. Dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. Dollar falls against such currency. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security. Dividend and interest payments may be repatriated based on the exchange rate at the time of disbursement or payment, and restrictions on capital flows may be imposed. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of Foreign Securities.

Foreign Securities may be subject to foreign government taxes that reduce their attractiveness. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possible imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities and the markets for Foreign Securities may be less liquid. In addition, there may be less publicly available information about foreign issuers than about domestic issuers. Many foreign issuers are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. There is generally less regulation of stock exchanges, brokers, banks and listed companies abroad than in the United States. Settlement of Foreign Securities trades may take longer and present more risk than for domestic securities. With respect to certain foreign countries, there is a possibility of expropriation or diplomatic developments that could affect investment in these countries.

While the Fund's investments in Foreign Securities will principally be in developed countries, the Fund may invest a portion of its assets in developing or "emerging" markets, which involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for the Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, the Fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The investment manager believes that these characteristics can be expected to continue in the future.

Many of the risks described above relating to Foreign Securities generally will be greater for emerging markets than for developed countries. For instance, economies in individual developing markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging markets have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain developing markets. Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries with which they trade.

Also, the securities markets of developing countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure, regulatory and accounting standards in many respects are less stringent than in the United States and other developed markets. There also may be a lower level of monitoring and regulation of developing markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States; this is particularly true with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such settlement problems may cause emerging market securities to be illiquid. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Certain emerging markets may lack clearing facilities equivalent to those in developed countries. Accordingly, settlements can pose additional risks in such markets and ultimately can expose the Fund to the risk of losses resulting from the Fund's inability to recover from a counterparty.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading securities may cease or may be substantially curtailed and prices for the Fund's portfolio securities in such markets may not be readily available. The Fund's portfolio securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

Investment in certain emerging market securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market securities and increase the costs and expenses of the Fund. Emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments, the market could impose temporary restrictions on foreign capital remittances.

For many Foreign Securities, there are U.S. Dollar-denominated American Depository Receipts ("ADRs"), which are bought and sold in the United States and are generally issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in the domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, the Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for most ADRs. The Fund may also invest in European Depository Receipts ("EDRs"), which are receipts evidencing an arrangement with a European bank similar to that for ADRs and are designed for use in the European securities markets. EDRs are not necessarily denominated in the currency of the underlying security.

The Fund may purchase and write options on securities and index options, may purchase and sell financial futures contracts and options on financial futures contracts and may engage in foreign currency transactions. See "Additional Investment Information" below for a discussion of these investment techniques and the related risks.

MATURITY DATE. The Board of Trustees of the Trust may in its sole discretion elect, without shareholder approval, to continue the operation of the Fund after the Maturity Date with a new maturity date ("New Maturity Date"). Such a decision may be made to provide shareholders with the opportunity of continuing their investment in the Fund for a new term without recognizing any taxable capital gains as a result of a redemption. In that event, shareholders of the Fund may either continue as such or redeem their shares in the Fund. Shareholders who reinvest all dividends and hold their shares to the Maturity Date will be entitled to the benefit of the Fund's Investment Protection on the Maturity Date whether they continue as shareholders or redeem their shares. If this alternative were to be elected, the Fund would at the Maturity Date collect the proceeds of the Zero Coupon Treasuries that mature on such date and, after allowing for any redemption requests by shareholders, reinvest such proceeds in Zero Coupon Treasuries and Foreign Securities as necessary to provide for the Fund's Investment Protection benefit on the New Maturity Date. For such purposes, the principal investment of shareholders then in the Fund would be deemed to be the net asset value of their investment in the Fund at the current Maturity Date. Thus, in effect, the total value of such shareholders' investment in the Fund on the current Maturity Date will be treated as an investment for the new term and will benefit from the Fund's Investment Protection for the new term if they reinvest dividends and maintain their investment in the Fund until the New Maturity Date. If the Board of Trustees elects to continue the Fund, shareholders will be given 60 days' prior notice of such election and the New Maturity Date. In that event, it is anticipated that the offering of the Fund's shares would commence again after the Maturity Date with a new prospectus for such period as the Board of Trustees shall determine.

On the Maturity Date, the Fund may also be terminated at the election of the Board of Trustees of the Trust in its sole discretion and without approval by shareholders, upon 60 days' prior notice to shareholders. In such event, the proceeds of the Zero Coupon Treasuries maturing on such date shall be collected and the Foreign Securities and other assets then owned by the Fund shall be sold or otherwise reduced to cash, the liabilities of the Fund will be discharged or otherwise provided for, the Fund's outstanding shares will be mandatorily redeemed at the net asset value per share determined on the Maturity Date and, within seven days thereafter, the Fund's net assets will be distributed to shareholders and the Fund shall be thereafter terminated. Termination of the Fund may require the disposition of the Foreign Securities at a time when it is otherwise disadvantageous to do so and may involve selling securities at a substantial loss. The estimated expenses of liquidation and termination of the Fund, however, are not expected to affect materially the ability of the Fund to provide for its Investment Protection benefit. In the event of termination of the Fund as noted above, the redemption of shares effected in connection with such termination would for current federal income tax purposes constitute a sale upon which a gain or loss may be realized depending upon whether the value of the shares being redeemed is more or less than the shareholder's adjusted cost basis of such shares.

Subject to shareholder approval, other alternatives may be pursued by the Fund after the Maturity Date. For instance, the Board of Trustees may consider the possibility of a tax-free reorganization between the Fund and another registered open-end management investment company or any other series of the Trust. The Board of Trustees has not considered any possibilities regarding the operation of the Fund after the Maturity Date.

ADDITIONAL INVESTMENT INFORMATION. The annual turnover rate of the Fund's portfolio may vary from year to year, and may also be affected by cash requirements for redemptions and repurchases of Fund shares, and by the necessity of maintaining the Fund as a regulated investment company under the Internal Revenue Code in order to receive certain favorable tax treatment. The Fund's portfolio turnover rate is listed under "Financial Highlights."

The Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any portfolio securities or other assets. If, for any reason, the current value of the Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Fund will not borrow for leverage purposes. The Fund may pledge up to 15% of its total assets to secure any such borrowings. The Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund's net assets valued at the time of the transaction would be invested in such securities. See "Investment Policies and Techniques--Over-the-Counter Options" in the Statement of Additional Information for a description of the extent to which over-the-counter traded options are in effect considered as illiquid for purposes of the Fund's limit on illiquid securities.

The Trust has adopted for the Fund certain fundamental investment restrictions which are presented in the Statement of Additional Information and which, together with its investment objectives and any policies of the Fund specifically designated in this prospectus as fundamental, cannot be changed without approval by holders of a majority of its outstanding voting shares. As defined in the Investment Company Act of 1940, this means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy; or (b) more than 50% of the outstanding shares of the Fund. Policies of the Fund that are neither designated as fundamental nor incorporated into any of the fundamental investment restrictions referred to above may be changed by the Board of Trustees of the Fund without shareholder approval. Notwithstanding the foregoing, the Board of Trustees may, in its discretion and without shareholder approval, determine that the Fund should be terminated on the Maturity Date or continued thereafter with a New Maturity Date as more fully described under "Maturity Date" above.

Options and Financial Futures Transactions. The Fund may deal in options on securities, securities indexes and foreign currencies, which options may be listed for trading on a national securities exchange or traded over-the-counter. The Fund may write (sell) covered call options and secured put options on up to 25% of its net assets and may purchase put and call options provided that no more than 5% of its net assets may be invested in premiums on such options.

A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security or other asset at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security or other asset at the exercise price during the option period. The writer of a covered call owns securities or other assets that are acceptable for escrow and the writer of a secured put invests an amount not less than the exercise price in eligible securities or other assets to the extent that it is obligated as a writer. If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying security or other asset over the exercise price plus the premium received. In writing puts, there is a risk that the Fund may be required to take delivery of the underlying security or other asset at a disadvantageous price.

Over-the-counter traded options ("OTC options") differ from exchange traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer as a result of the insolvency of such dealer or otherwise, in which event the Fund may experience material losses. However, in writing options the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities and other assets, and a wider range of expiration dates and exercise prices, than are exchange traded options.

The Fund may engage in financial futures transactions. Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security, or an amount of foreign currency or the cash value of a securities index during a specified future period at a specified price. The Fund will "cover" futures contracts sold by the Fund and maintain in a segregated account certain liquid assets in connection with futures contracts purchased by the Fund as described under "Investment Policies and Techniques" in the Statement of Additional Information. The Fund will not enter into any futures contracts or options on futures contracts if the aggregate of the contract value of the outstanding futures contracts of the Fund and futures contracts subject to outstanding options written by the Fund would exceed 50% of the total assets of the Fund.

The Fund may engage in financial futures transactions as an attempt to hedge against market risks. For example, when the near-term market view is bearish but the portfolio composition is judged satisfactory for the longer term, exposure to temporary declines in the market may be reduced by entering into futures contracts to sell securities or the cash value of a securities index. Conversely, where the near-term view is bullish, but the Fund is believed to be well positioned for the longer term with a high cash position, the Fund can hedge against market increases by entering into futures contracts to buy securities or the cash value of a securities index. In either case, the use of futures contracts would tend to reduce portfolio turnover and facilitate the Fund's pursuit of its investment objectives.

Futures contracts entail risks. If the investment manager's judgment about the general direction of interest rates, markets or exchange rates is wrong, the overall performance may be poorer than if no such contracts had been entered into. There may be an imperfect correlation between movements in prices of futures contracts and portfolio assets being hedged. In addition, the market prices of futures contracts may be affected by certain factors. For example, if participants in the futures market elect to close out their contracts rather than meet margin requirements, distortions in the normal relationship between the underlying assets and futures markets could result.

Price distortions also could result if investors in futures contracts decide to make or take delivery of underlying securities or other assets rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, because, from the point of view of speculators, margin requirements in the futures market are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities or other assets and movements in the prices of futures contracts, a correct forecast of market trends by the investment manager still may not result in a successful hedging transaction. If any of these events should occur, the Fund could lose money on the financial futures contracts and also on the value of its portfolio assets. The costs incurred in connection with futures transactions could reduce the Fund's return.

Index options involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by the Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

The Fund may engage in futures transactions only on commodities exchanges or boards of trade. The Fund will not engage in transactions in financial futures contracts or related options for speculation, but only as an attempt to hedge against changes in market conditions affecting the values of securities that the Fund owns or intends to purchase.

Foreign Currency Transactions. The Fund may engage in foreign currency transactions in connection with its investments in Foreign Securities. The Fund will not speculate in foreign currency exchange. The value of the Foreign Securities investments of the Fund as measured in U.S. Dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the U.S. Dollar cost or proceeds, as the case may be. By entering into a forward contract in U.S. Dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. Dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships. The Fund may also hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

When the investment manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. Dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

The Fund will not speculate in foreign currency exchange. The Fund does not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts where the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. The Fund does not intend to enter into forward foreign currency exchange contracts if it would have more than 15% of the value of its total assets committed to such contracts. The Fund's custodian bank segregates cash or liquid high-grade debt securities in an amount not less than the value of the Fund's total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign currency. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of the Fund's commitments with respect to such contracts. The Fund generally does not enter into a forward contract with a term longer than one year.

Derivatives. In addition to options, financial futures and foreign currency transactions, consistent with its objective, the Fund may invest in a broad array of financial instruments and securities in which the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate or a currency ("derivatives"). Derivatives are most often used to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position indirectly (often because it is more efficient or less costly than direct investment). The types of derivatives used by the Fund and the techniques employed by the investment manager may change over time as new derivatives and strategies are developed or regulatory changes occur.

Risk Factors. The Statement of Additional Information contains further information about the characteristics, risks and possible benefits of options, futures, foreign currency and other derivatives transactions. See "Investment Policies and Techniques" in the Statement of Additional Information. The principal risks are: (a) possible imperfect correlation between movements in the prices of options, futures or other derivatives contracts and movements in the prices of the securities or currencies hedged, used for cover or that the derivatives intended to replicate; (b) lack of assurance that a liquid secondary market will exist for any particular option, futures or other derivatives contract at any particular time; (c) the need for additional skills and techniques beyond those required for normal portfolio management; (d) losses on futures contracts resulting from market movements not anticipated by the investment manager; (e) the possible need to defer closing out certain options, futures and other derivatives contracts in order to continue to qualify for beneficial tax treatment afforded "regulated investment companies" under the Internal Revenue Code; and (f) the possible non-performance of the counter-party to the derivatives contract.

Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities (principally to broker-dealers) without limit where such loans are callable at any time and are continuously secured by segregated collateral (cash or U.S. Government securities) equal to no less than the market value, determined daily, of the securities loaned. The Fund will receive amounts equal to dividends or interest on the securities loaned. It will also earn income for having made the loan. Any cash collateral pursuant to these loans will be invested in short-term money market instruments. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the investment manager to be of good standing, and when the Fund's investment manager believes the potential earnings to justify the attendant risk. Management will limit such lending to not more than one-third of the value of the Fund's total assets.

INVESTMENT MANAGER AND UNDERWRITER

INVESTMENT MANAGER. Kemper Financial Services, Inc. ("KFS"), 120 South LaSalle Street, Chicago, Illinois 60603, is the investment manager of the Fund and provides the Fund with continuous professional investment supervision. KFS is one of the largest investment managers in the country and has been engaged in the management of investment funds for more than forty-five years. KFS and its affiliates provide investment advice and manage investment portfolios for the Kemper Funds, the Kemper insurance companies, Kemper Corporation and other corporate, pension, profit-sharing and individual accounts representing approximately $60 billion under management. KFS acts as investment manager or principal underwriter for 26 open-end and seven closed-end investment companies, with 64 separate investment portfolios, representing more than 3 million shareholder accounts. KFS is a wholly owned subsidiary of Kemper Financial Companies, Inc., which is a financial services holding company that is more than 99% owned by Kemper Corporation ("Kemper"), a diversified insurance and financial services holding company.

Kemper has entered into a definitive agreement with an investor group led by Zurich Insurance Company ("Zurich") pursuant to which Kemper would be acquired by the investor group in a merger transaction. As part of the transaction, Zurich or an affiliate would purchase KFS. The Kemper and Zurich boards have approved the transaction. In addition, because the transaction would constitute an assignment of the Fund's investment management agreement with KFS under the Investment Company Act of 1940, and therefore a termination of such agreements, KFS has received approval of new agreements from the Trust's board and the shareholders of the Fund. Consummation of the transaction is subject to remaining contingencies, including approval by the stockholders of Kemper and state insurance department regulatory approvals. The investor group has informed Kemper that it expects the transaction to close early in 1996.

Responsibility for overall management of the Fund rests with the Board of Trustees and officers of the Trust. Professional investment supervision is provided by KFS. The investment management agreement provides that KFS shall act as the Fund's investment adviser, manage its investments and provide it with various services and facilities. KFS will utilize the services of Kemper Investment Management Company Limited, 1 Fleet Place, London EC4M 7RQ, a wholly owned subsidiary of KFS, with respect to Foreign Securities investments of the Fund, including analysis, research, execution and trading services.

Dennis H. Ferro is the portfolio manager for the Fund and has served in this capacity since its inception. Mr. Ferro joined KFS in March 1994 and is currently an Executive Vice President of KFS. Prior to coming to KFS, Mr. Ferro was President, Managing Director and Chief Investment Officer of an international investment advisory firm. He received a B.A. in Political Science from Villanova University, Villanova, Pennsylvania and an M.B.A. in Finance from St. Johns University, Jamaica, New York. Mr. Ferro is a Chartered Financial Analyst.

KFS has an Equity Investment Committee that determines overall investment strategy for equity portfolios managed by KFS. The Equity Investment Committee is currently comprised of the following members: Daniel J. Bukowski, Tracy McCormick Chester, James H. Coxon, Richard A. Goers, Karen A. Hussey, Frank D. Korth, Gary A. Langbaum, Maura J. Murrihy, Thomas M. Regner, Steven H. Reynolds and Stephen B. Timbers. The portfolio manager works with the Equity Investment Committee and various equity analysts and equity traders to manage the Fund's investments. Equity analysts--through research, analysis and evaluation--work to develop investment ideas appropriate for the Fund. These ideas are studied and debated by the Equity Investment Committee and, if approved, are added to a list of eligible investments. The portfolio manager uses the list of eligible investments to help structure the Fund's portfolio in a manner consistent with the Fund's objective. The KFS International Equity Investments area, directed by Dennis H. Ferro, provides research and analysis regarding foreign investments to the portfolio manager. After investment decisions are made, equity traders execute the portfolio manager's instructions through various broker-dealer firms.

The Fund pays KFS an investment management fee, payable monthly, at the annual rate of .60 of 1% of average daily net assets of the Fund. The investment management agreement provides that the Fund shall pay the charges and expenses of its operations, including the fees and expenses of the trustees (except those affiliated with KFS), independent auditors, counsel, custodian and transfer agent and the cost of share certificates, reports and notices to shareholders, brokerage commissions or transaction costs, costs of calculating net asset value, taxes and membership dues.

PRINCIPAL UNDERWRITER. Pursuant to an underwriting agreement, Kemper Distributors, Inc. ("KDI"), a wholly owned subsidiary of KFS, is the principal underwriter of the Fund's shares and acts as agent of the Fund in the sale of its shares. KDI receives no compensation from the Fund as principal underwriter and pays all expenses of distribution of the Fund's shares under the underwriting agreement not otherwise paid by dealers or other financial services firms. The Fund bears the expenses of registration of its shares with the Securities and Exchange Commission, while KDI, as underwriter, pays the cost of qualifying and maintaining the qualification of the Fund's shares for sale under the securities laws of the various states. As indicated under "Purchase of Shares," KDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of Fund shares.

ADMINISTRATOR. KDI also provides information and administrative services for Fund shareholders pursuant to an administrative services agreement ("administrative agreement"). KDI enters into related arrangements with various financial services firms, such as broker-dealer firms or banks ("firms"), that provide services and facilities for their customers or clients who are shareholders of the Fund. Such administrative services and assistance may include, but are not limited to, establishing and maintaining shareholder accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund and its special features, and such other services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. KDI bears all its expenses of providing services pursuant to the administrative agreement, including the payment of any service fees. For services under the administrative agreement, the Fund pays KDI a fee, payable monthly, at the annual rate of up to .25 of 1% of average daily net assets of the Fund. KDI then pays each firm a service fee at an annual rate of up to .25 of 1% of net assets of those accounts in the Fund that it maintains and services. Firms to which service fees may be paid include broker-dealers affiliated with KDI. A firm becomes eligible for the service fee based on assets in the accounts in the month following the month of purchase and the fee continues until terminated by KDI or the Fund. The fees are calculated monthly and paid quarterly.

KDI also may provide some of the above services and may retain any portion of the fee under the administrative agreement not paid to firms to compensate itself for administrative functions performed for the Fund. Currently, the administrative services fee payable to KDI is based only upon Fund assets in accounts for which there is a firm listed on the Fund's records and it is intended that KDI will pay all the administrative services fees that it receives from the Fund to firms in the form of service fees. The effective administrative services fee rate to be charged against all assets of the Fund while this procedure is in effect would depend upon the proportion of Fund assets that is in accounts for which there is a firm of record.

CUSTODIAN AND SHAREHOLDER SERVICE AGENT. Investors Fiduciary Trust Company ("IFTC"), 127 West 10th Street, Kansas City, Missouri 64105, as custodian, and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as sub-custodian, have custody of all securities and cash of the Fund maintained in the United States. The Chase Manhattan Bank, N.A., Chase MetroTech Center, Brooklyn, New York 11245, as custodian, has custody of all securities and cash of the Fund held outside the United States. They attend to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund. IFTC also is the Fund's transfer agent and dividend-paying agent. Pursuant to a services agreement with IFTC, Kemper Service Company, an affiliate of KFS, serves as "Shareholder Service Agent" of the Fund and, as such, performs all of IFTC's duties as transfer agent and dividend paying agent. For a description of transfer agent and shareholder service agent fees payable to IFTC and the Shareholder Service Agent, see "Investment Manager and Underwriter" in the Statement of Additional Information.

PORTFOLIO TRANSACTIONS. KFS places all orders for purchases and sales of the Fund's securities. Subject to seeking best execution of orders, KFS may consider sales of shares of the Fund and other funds managed by KFS or its affiliates as a factor in selecting broker-dealers. See "Portfolio Transactions" in the Statement of Additional Information.

DIVIDENDS AND TAXES

DIVIDENDS. The Fund will normally distribute annual dividends of net investment income and any net realized short-term and long-term capital gains.

Income dividends and capital gain dividends, if any, will be credited to shareholder accounts in full and fractional Fund shares at net asset value on the reinvestment date without sales charge except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

(1) To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares at net asset value; or

(2) To receive income and capital gain dividends in cash.

Any dividends that are reinvested will be reinvested in shares of the Fund. As noted previously (see "Investment Objectives, Policies and Risk Factors--How the Fund Works and Special Risk Factors"), only shareholders who reinvest all their dividends in the Fund and hold their shares until the Maturity Date will receive the benefit of the Fund's Investment Protection.

TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code") and, if so qualified, will not be liable for federal income taxes to the extent its earnings are distributed. Dividends derived from net investment income and net short-term capital gains are taxable to shareholders as ordinary income and long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of how long the shares have been held and whether received in cash or shares. Long-term capital gain dividends received by individual shareholders are taxed at a maximum rate of 28%. Dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated as paid on December 31 of the calendar year declared. It is anticipated that only a small portion, if any, of the dividends paid by the Fund will qualify for the dividends received deduction available to corporate shareholders.

The Zero Coupon Treasuries will be treated as bonds that were issued to the Fund at an original issue discount. Original issue discount is treated as interest for federal income tax purposes and the amount of original issue discount generally will be the difference between the bond's purchase price and its stated redemption price at maturity. The Fund will be required to include in gross income for each taxable year the daily portions of original issue discount attributable to the Zero Coupon Treasuries held by the Fund as such original issue discount accrues. Dividends derived from such original issue discount that accrues for such year will be taxable to shareholders as ordinary income. In general, original issue discount accrues daily under a constant interest rate method which takes into account the semi-annual compounding of accrued interest. In the case of the Zero Coupon Treasuries, this method will generally result in an increasing amount of income to the Fund each year.

A dividend received by a shareholder shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends representing gains realized on sales of securities, such dividends would be a return of investment though taxable as stated above.

Fund dividends that are derived from interest on the Zero Coupon Treasuries and other direct obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. In other states, arguments can be made that such distributions should be exempt from state and local taxes based on federal law, 31 U.S.C. Section 3124, and the U.S. Supreme Court's interpretation of that provision in American Bank and Trust Co. v. Dallas County, 463 U.S. 855 (1983). The Fund currently intends to advise shareholders of the proportion of its dividends that consists of such interest. Shareholders should consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

If more than 50% of the value of the Fund's total assets at the close of a fiscal year consists of Foreign Securities, the Fund may make the election permitted under Section 853 of the Code so that shareholders will be able to claim a credit or deduction on their income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of the income taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). The shareholders of the Fund may claim a credit by reason of the Fund's election, subject to certain limitations imposed by Section 904 of the Code. Also, under the Code, no deduction for foreign taxes may be claimed by individual shareholders who do not elect to itemize deductions on their federal income tax returns; although such a shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income in the amount of the shareholder's pro rata share of foreign taxes paid by the Fund.

The Fund is required by law to withhold 31% of taxable dividends and redemption proceeds paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number) and in certain other circumstances. Trustees of qualified retirement plans and 403(b)(7) accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from Individual Retirement Accounts ("IRA") or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account, or IRA. Shareholders should consult their tax advisers regarding the 20% withholding requirement.

After each transaction, shareholders will receive a confirmation statement giving complete details of the transaction except that statements will be sent quarterly for dividend reinvestment and periodic investment and redemption programs. Information for income tax purposes will be provided after the end of the calendar year. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

NET ASSET VALUE

The net asset value per share is determined by calculating the total value of the Fund's assets, which will normally be composed chiefly of investment securities, deducting total liabilities and dividing the result by the number of shares outstanding. Fixed income securities, including Zero Coupon Treasuries, are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent last sale price available, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Board of Trustees or its delegates. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Over-the-counter traded options are valued based upon current prices provided by market makers. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value does not necessarily take place contemporaneously with the determination of the prices of many of the portfolio securities. For purposes of determining the Fund's net asset value, all assets and liabilities initially expressed in foreign currency values will be converted into U.S. Dollar values at the mean between the bid and offered quotations of such currencies against U.S. Dollars as last quoted by a recognized dealer. If an event were to occur after the value of a security was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then that security would be valued using fair value considerations by the Board of Trustees or its delegates. On each day the New York Stock Exchange (the "Exchange") is open for trading, the net asset value is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange.

PURCHASE OF SHARES

Shares of the Fund may be purchased from investment dealers during the Offering Period described below at the public offering price, which is the net asset value next determined plus a sales charge that is a percentage of the public offering price and varies as shown below. The minimum initial investment is $1,000 and the minimum subsequent investment is $100. The minimum initial investment for an Individual Retirement Account or employee benefit plan account is $250 and the minimum subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion.

                                                                       Sales Charge
                                                         ----------------------------------------
                                                                                           Allowed
                                                                                           to
                                                                                           Dealers
                                                          As a             As a            as a
                                                         Percentage       Percentage       Percentage
                                                           of             of Net           of
                                                         Offering         Asset            Offering
                   Amount of Purchase                    Price            Value*           Price
                                                         ------           ------           ------
Less than $100,000..................................      5.00 %           5.26 %           4.50 %
$100,000 but less than $250,000.....................      4.00             4.17             3.60
$250,000 but less than $500,000.....................      3.00             3.09             2.70
$500,000 but less than $1 million...................      2.00             2.04             1.80
$1 million and over.................................     0.00**           0.00**             ***

---------------
 * Rounded to the nearest one-hundredth percent.

 ** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

*** Commission is payable by KDI as discussed below.

Shares will only be offered to the public during the Offering Period, which is expected to end on December 31, 1995. The Fund may at its option extend or shorten the Offering Period. The offering of shares of the Fund shall be subject to suspension or termination as provided under "Investment Objectives, Policies and Risk Factors--How the Fund Works." In addition, the offering of Fund shares may be suspended from time to time during the Offering Period in the discretion of KDI. During any period in which the public offering of shares is suspended or terminated, shareholders will still be permitted to reinvest dividends in shares of the Fund.

Share certificates will not be issued unless requested in writing. It is recommended that investors not request share certificates unless needed for a specific purpose. You cannot redeem shares by telephone or wire transfer or use the telephone exchange privilege if share certificates have been issued. A lost or destroyed certificate is difficult to replace and can be expensive to the shareholder (a bond worth 2% or more of the certificate value is normally required).

The Fund receives the entire net asset value of all shares sold. KDI, the Fund's principal underwriter, retains the sales charge from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, KDI may reallow up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and KDI may pay them a transaction fee up to the level of the discount or other concession allowable to dealers as described above. Banks currently are prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. Banks or other financial services firms may be subject to various state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. Management does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund.

In addition to the discounts or commissions described above, KDI will, from time to time, pay or allow additional discounts or promotional incentives, in the form of cash or other compensation, to firms that sell shares of the Fund. Non-cash compensation includes luxury merchandise and trips to luxury resorts. In some instances, such discounts or other incentives will be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other funds underwritten by KDI.

Class A shares of a Fund may be purchased at net asset value to the extent that the amount invested represents the net proceeds from a redemption of shares of a mutual fund for which neither KFS nor Dreman Value Advisors, Inc. serve as investment manager ("non-Kemper fund") provided that: (a) the investor has previously paid either an initial sales charge in connection with the purchase of the non-Kemper fund shares redeemed or a contingent deferred sales charge in connection with the redemption of the non-Kemper fund shares, and (b) the purchase of Fund shares is made within 90 days after the date of such redemption. To make such a purchase at net asset value, the investor or the investor's dealer must, at the time of purchase, submit a request that the purchase be processed at net asset value pursuant to this privilege. The redemption of the shares of the non-Kemper fund is, for federal income tax purposes, a sale upon which a gain or loss may be realized.

Shares of the Fund may be purchased at net asset value by: (a) any purchaser provided that the amount invested in the Fund or other Kemper Mutual Funds described under "Special Features--Combined Purchases" totals at least $1,000,000 including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features"; or (b) a participant-directed qualified retirement plan described in Code
Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457 provided in either case that such plan has not less than 200 eligible employees (the "Large Order NAV Purchase Privilege").

A contingent deferred sales charge of 1% may be imposed upon redemption of shares of the Fund that are purchased under the Large Order NAV Purchase Privilege if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457; (b) redemptions by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent; (c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); and
(e) redemptions under the Fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account.

Shares of the Fund purchased under the Large Order NAV Purchase Privilege may be exchanged for shares of another Kemper Mutual Fund or a Money Market Fund under the exchange privilege described under "Special Features--Exchange Privilege" without paying any contingent deferred sales charge at the time of exchange. If the shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed in accordance with the foregoing requirements provided that the shares redeemed will retain their original cost and purchase date for purposes of the contingent deferred sales charge.

KDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of shares of the Fund to employer sponsored employee benefit plans using the subaccount recordkeeping system made available through the Shareholder Service Agent at net asset value in accordance with the Large Order NAV Purchase Privilege up to the following amounts: 1.00% of the net asset value of shares sold on amounts up to $5 million in any calendar year, .50% on the next $5 million and .25% on amounts over $10 million in such calendar year. KDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of shares of the Fund to other purchasers at net asset value in accordance with the Large Order NAV Purchase Privilege up to the following amounts: 1.00% of the net asset value of shares sold on amounts up to $3 million, .50% on the next $2 million and .25% on amounts over $5 million. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, KDI will consider the cumulative amount invested by the purchaser in the Fund and other Kemper Mutual Funds listed under "Special Features--Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above. The privilege of purchasing shares of the Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is also applicable.

Shares may be sold at net asset value in any amount to: (a) officers, trustees, directors, employees (including retirees) and sales representatives of the Fund, its investment manager, its principal underwriter or certain affiliated companies, for themselves or members of their families; (b) registered representatives and employees of broker-dealers having selling group agreements with KDI and officers, directors and employees of service agents of the Fund, themselves or their spouses or dependent children; (c) shareholders who owned shares of Kemper-Dreman Fund, Inc. ("KDF") on September 8, 1995, and have continuously owned shares of KDF (or a Kemper Fund acquired by exchange of KDF shares) since that date, for themselves or members of their families; and (d) any trust, pension, profit-sharing or other benefit plan for only such persons. Shares may be sold at net asset value in any amount to selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with KDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares may purchase Fund shares at net asset value hereunder. Shares may be sold at net asset value in any amount to unit investment trusts sponsored by Everen Securities, Inc. In addition, unitholders of unit investment trusts sponsored by Everen Securities, Inc. may purchase Fund shares at net asset value through reinvestment programs described in the prospectuses of such trusts which have such programs. Shares of the Fund may be sold at net asset value through certain investment advisers registered under the Investment Advisers Act of 1940 and other financial services firms that adhere to certain standards established by KDI, including a requirement that such shares be sold for the benefit of their clients participating in a "wrap account" or similar program under which such clients pay a fee to the investment adviser or other firm. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund. The Fund may also issue shares at net asset value in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends.

Effective on a date discussed below, shares of the Fund may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferrable and continues for the lifetime of individual class members and for a ten year period for non-individual class members. This privilege is subject to final approval by the court in the aforementioned proceeding and will become effective on a date as described in appropriate court documents, now estimated to be February 1, 1996. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of
(1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, KDI may at its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to .25 of 1% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by KDI. The privilege of purchasing shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes an individual, or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients' return. Firms also may hold Fund shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of KDI, may receive compensation from the Fund through the Shareholder Service Agent for these services. This prospectus should be read in connection with such firms' material regarding their fees and services.

Orders for the purchase of shares of the Fund will be confirmed at a price based on the net asset value next determined after receipt by KDI of the order accompanied by payment. However, orders received by dealers or other firms prior to the determination of net asset value (see "Net Asset Value") and received by KDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day. The Fund reserves the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly. Collection may take significantly longer for a check drawn on a foreign bank than for a check drawn on a domestic bank. Therefore, if an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased. See "Purchase and Redemption of Shares" in the Statement of Additional Information.

The Fund reserves the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders.

Shareholders should direct their inquiries to Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received this prospectus.

REDEMPTION OR REPURCHASE OF SHARES

GENERAL. Any shareholder may require the Fund to redeem his or her shares. When shares are held for the account of a shareholder by the Fund's transfer agent, the shareholder may redeem them by making a written request with signatures guaranteed to Kemper Mutual Funds, Attention: Redemption Department, P.O. Box 419557, Kansas City, Missouri 64141-6557. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians. As noted previously (see "Investment Objectives, Policies and Risk Factors--How the Fund Works and Special Risk Factors"), only shareholders who hold their shares in the Fund until the Maturity Date and reinvest their dividends in the Fund will necessarily receive the benefit of the Fund's Investment Protection.

The redemption price will be the net asset value next determined following receipt by the Shareholder Service Agent of a properly executed request with any required documents as described above. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed request accompanied by any outstanding share certificates in proper form for transfer. When the Fund is requested to redeem shares for which it may not have yet received good payment, it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 15 days from receipt by the Fund of the purchase amount. The redemption within one year of shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a 1% contingent deferred sales charge (see "Purchase of Shares").

Shareholders can request the following telephone privileges: expedited wire transfer redemptions and EXPRESS-Transfer transactions (see "Special Features") and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges unless the Fund or its agent reasonably believes, based upon reasonable verification procedures, that the telephonic instructions are genuine. The SHAREHOLDER WILL BEAR THE RISK OF LOSS, including loss resulting from fraudulent or unauthorized transactions, as long as the reasonable verification procedures are followed. The verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

TELEPHONE REDEMPTIONS. If the proceeds of the redemption are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under "General" above, provided that this privilege has been pre-authorized by the institutional or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-621-1048. Shares purchased by check or through EXPRESS-Transfer may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 15 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 30 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Fund reserves the right to terminate or modify this privilege at any time.

REPURCHASES (CONFIRMED REDEMPTIONS). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to KDI, which the Fund has authorized to act as its agent. There is no charge by KDI with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value next determined after receipt of a request by KDI. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value (see "Net Asset Value") and received by KDI prior to the close of KDI's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.

EXPEDITED WIRE TRANSFER REDEMPTIONS. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares can be redeemed and proceeds sent by federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption request of $250,000 or more may be delayed by the Fund for up to seven days if KFS deems it appropriate under then current market conditions. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048 or in writing, subject to the limitations on liability described under "General" above. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Fund currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which shares of the Fund were purchased. Shares purchased by check or through EXPRESS-Transfer may not be redeemed by wire transfer until such shares have been owned for at least 15 days. Account holders may not use this procedure to redeem shares held in certificated form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited redemption privilege. The Fund reserves the right to terminate or modify this privilege at any time.

REINVESTMENT PRIVILEGE. A shareholder who has redeemed shares of the Fund or any other Kemper Mutual Fund listed under "Special Features--Combined Purchases" may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in shares of the Fund or in shares of the other listed Kemper Mutual Funds. A shareholder of the Fund or any other Kemper Mutual Fund who redeems shares purchased under the Large Order NAV Purchase Privilege (see "Purchase of Shares") and incurs a contingent deferred sales charge may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in shares of the Fund or shares of other Kemper Mutual Funds. The amount of any contingent deferred sales charge also will be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. Also, a holder of Class B shares of another Kemper Mutual Fund who has redeemed shares of that fund may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, at net asset value in the Fund or in Class A shares of the other Kemper Mutual Funds listed under "Special Features--Combined Purchases." Purchases through the reinvestment privilege are subject to the minimum investment requirements applicable to the shares being purchased and may only be made for funds available for sale in the shareholder's state of residence as listed under "Special Features--Exchange Privilege." The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of Fund shares, the reinvestment may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in the postponement of the recognition of such loss for federal income tax purposes. The reinvestment privilege may be terminated or modified at any time and is subject to the limited Offering Period of the Fund.

SPECIAL FEATURES

COMBINED PURCHASES. The Fund's shares may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares (or the equivalent) of any of the following funds: Kemper Technology Fund, Kemper Total Return Fund, Kemper Growth Fund, Kemper Small Capitalization Equity Fund, Kemper Income and Capital Preservation Fund, Kemper Municipal Bond Fund, Kemper Diversified Income Fund, Kemper High Yield Fund, Kemper U.S. Government Securities Fund, Kemper International Fund, Kemper State Tax-Free Income Series, Kemper Adjustable Rate U.S. Government Fund, Kemper Blue Chip Fund, Kemper Global Income Fund, Kemper Target Equity Fund (series are subject to a limited offering period) Kemper Intermediate Municipal Bond Fund, Kemper Cash Reserves Fund, Kemper U.S. Mortgage Fund, Kemper Short-Intermediate Government Fund, Kemper-Dreman Fund, Inc. and Kemper Value+Growth Fund ("Kemper Mutual Funds"). Except as noted below, there is no combined purchase credit for direct purchases of shares of Kemper Money Market Fund, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Tax-Exempt New York Money Market Fund or Investors Cash Trust ("Money Market Funds"), which are not considered "Kemper Mutual Funds" for purposes hereof. For purposes of the Combined Purchases feature described above, as well as for the Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent may include: (a) Money Market Funds as "Kemper Mutual Funds," (b) all classes of shares of any Kemper Mutual Fund and (c) the value of any other plan investment, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

LETTER OF INTENT. The same reduced sales charges, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of such Kemper Mutual Funds listed above made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by KDI. As noted under "Purchase of Shares," the Offering Period for the purchase of shares of the Fund is limited. However, shares of other Kemper Mutual Funds noted above would be available beyond that period. The Letter, which imposes no obligation to purchase or sell additional shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares will be redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Kemper Mutual Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.

CUMULATIVE DISCOUNT. The Fund's shares also may be purchased at the rate applicable to the discount bracket attained by adding to the cost of Fund shares being purchased the value of all shares of the above mentioned Kemper Mutual Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

AVAILABILITY OF QUANTITY DISCOUNTS. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or KDI whenever a quantity discount or reduced sales charge is applicable to a purchase. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts described above may be modified or terminated at any time.

EXCHANGE PRIVILEGE. Subject to the following limitations, shares of the Kemper Mutual Funds and Money Market Funds listed under "Special Features--Combined Purchases" above may be exchanged for each other at their relative net asset values. Shares of Money Market Funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Shares purchased by check or through EXPRESS-Transfer may not be exchanged until they have been owned for at least 15 days. In addition, shares of a Kemper Mutual Fund acquired by exchange from another Kemper Mutual Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days. A series of Kemper Target Equity Fund will be available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Tax-Exempt New York Money Market Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with KDI. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and Tax-Exempt New York Money Market Fund is available for sale only in New York, Connecticut, New Jersey and Pennsylvania.

The total value of shares being exchanged must at least equal the minimum investment requirement of the fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis of such shares. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other funds from dealers, other firms or KDI. Exchanges may be accomplished by a written request to Kemper Mutual Funds, Attention: Exchange Department, P.O. Box 419557, Kansas City, Missouri 64141-6557, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048 or in writing, subject to the limitations on liability under "Redemption or Repurchase of Shares--General." Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided.

EXPRESS-TRANSFER. EXPRESS-Transfer permits the transfer of money via the Automated Clearing House System (minimum $100 and maximum $2,500) from a shareholder's bank, savings and loan, or credit union account to purchase shares in the Fund. Shareholders can also redeem shares (minimum $500 and maximum $2,500) from their Fund account and transfer the proceeds to their bank, savings and loan, or credit union checking account. By enrolling in EXPRESS-Transfer, the shareholder authorizes the Shareholder Service Agent to rely upon telephone instructions from ANY PERSON to transfer the specified amounts between the shareholder's Fund account and the predesignated bank, savings and loan or credit union account, subject to the limitations on liability under "Redemption or Repurchase of Shares--General." Once enrolled in EXPRESS-Transfer, a shareholder can initiate a transaction by calling Kemper Shareholder Services toll free at 1-800-621-1048 Monday through Friday, 8:00 a.m. to 3:00 p.m. Chicago time. Shareholders may terminate this privilege by sending written notice to Kemper Service Company, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination will become effective as soon as the Shareholder Service Agent has had a reasonable time to act upon the request. EXPRESS-Transfer cannot be used with passbook savings accounts or for tax-deferred plans such as Individual Retirement Accounts ("IRAs").

SYSTEMATIC WITHDRAWAL PLAN. The owner of $5,000 or more of the Fund's shares at the offering price (net asset value plus the sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The minimum periodic payment is $100. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

The purchase of shares while participating in a systematic withdrawal plan ordinarily will be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may already have been paid. Therefore, the Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals. (See "Purchase of Shares" regarding the limited Offering Period for the Fund's shares.) The right is reserved to amend the systematic withdrawal plan on 30 days' notice. The plan may be terminated at any time by the investor or the Fund. As noted previously (see "Investment Objectives, Policies and Risk Factors--How the Fund Works and Special Risk Factors"), only shareholders who hold their shares in the Fund until the Maturity Date and reinvest their dividends in the Fund will necessarily receive the benefit of the Fund's Investment Protection.

TAX-SHELTERED RETIREMENT PLANS. KFS provides retirement plan services and documents and KDI can establish investor accounts in any of the following types of retirement plans:

- Individual Retirement Accounts ("IRAs") trusteed by IFTC. This includes Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

- 403(b)(7) Custodial Accounts also trusteed by IFTC. This type of plan is available to employees of most non-profit organizations.

- Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans and materials for establishing them are available from KDI upon request. The brochures for plans trusteed by IFTC describe the current fees payable to IFTC for its services as trustee. Investors should consult with their own tax advisers before establishing a retirement plan. In view of the limited Offering Period of the Fund (see "Purchase of Shares"), the Fund may not be appropriate for periodic contribution plans.

PERFORMANCE

The Fund may advertise several types of performance information, including "average annual total return" and "total return." Each of these figures is based upon historical results and is not representative of the future performance of the Fund.

Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in the Fund's portfolio for the period referenced, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in the Fund during a specified period. Average annual total return will be quoted for at least the one, five and ten year periods ending on a recent calendar quarter (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of the Fund). Average annual total return figures represent the average annual percentage change over the period in question. Total return figures represent the aggregate percentage or dollar value change over the period in question.

The Fund's performance may be compared to that of the Consumer Price Index or various unmanaged indexes including the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index and the Europe Australia Far East ("EAFE") Index. The Fund's performance may also be compared to the performance of other mutual funds or mutual fund indexes as reported by independent mutual fund reporting services such as Lipper Analytical Services, Inc. ("Lipper"). Lipper performance calculations are based upon changes in net asset value with all dividends reinvested and do not include the effect of any sales charges.

The Fund may quote information from publications such as Morningstar, Inc., The Wall Street Journal, Money Magazine, Forbes, Barron's, Fortune, The Chicago Tribune, USA Today, Institutional Investor and Registered Representative. Also, investors may want to compare the historical returns of various investments, performance indexes of those investments or economic indicators, including but not limited to stocks, bonds, certificates of deposit, money market funds and U.S. Treasury obligations. Bank product performance may be based upon, among other things, the BANK RATE MONITOR National Index(TM) or various certificate of deposit indexes. Money market fund performance may be based upon, among other things, the IBC/Donoghue Money Fund Report(R) or Money Market Insight(R), reporting services on money market funds. Performance of U.S. Treasury obligations may be based upon, among other things, various U.S. Treasury bill indexes. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured.

The Fund may depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indexes of those investments or economic indicators. The Fund may also describe its portfolio holdings and depict its size or relative size compared to other mutual funds, the number and make-up of its shareholder base and other descriptive factors concerning the Fund.

The Fund's shares are sold at net asset value plus a maximum sales charge of 5.0% of the offering price. While the maximum sales charge is normally reflected in the Fund's performance figures, certain total return calculations may not include such charge and those results would be reduced if it were included. The Fund's returns and net asset value will fluctuate. Shares of the Fund are redeemable by an investor at the then current net asset value, which may be more or less than original cost. Additional information concerning the Fund's performance and concerning the historical performance of various types of investments that may be used to provide for retirement needs appears in the Statement of Additional Information. Additional information about the Fund's performance also appears in its Annual Report to Shareholders, which is available without charge from the Fund.

CAPITAL STRUCTURE

The Trust is an open-end, diversified management investment company, organized as a business trust under the laws of Massachusetts on August 3, 1988. Effective May 1, 1994, the Trust changed its name from Kemper Retirement Fund to Kemper Target Equity Fund. The Trust may issue an unlimited number of shares of beneficial interest in one or more series, all having no par value. The Trust has established seven series of shares: Kemper Retirement Fund Series I, Kemper Retirement Fund Series II, Kemper Retirement Fund Series III, Kemper Retirement Fund Series IV, Kemper Retirement Fund Series V, which are no longer offered, and Kemper Retirement Fund Series VI, which is currently offered under another prospectus, and the Fund. The Board of Trustees may authorize the issuance of additional series if deemed desirable, each with its own investment objective, policies and restrictions. Since the Trust may offer multiple series, it is known as a "series company." Shares of a series have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation of such series. Shares are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. The Trust is not required to hold annual shareholders' meetings and does not intend to do so. However, it will hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment management agreement. Subject to the Agreement and Declaration of Trust of the Trust, shareholders may remove trustees. Shareholders will vote by series and not in the aggregate except when voting in the aggregate is required under the Investment Company Act of 1940, such as for the election of trustees. Any series of the Trust, including the Fund, may be divided by the Board of Trustees into classes of shares, subject to compliance with the Securities and Exchange Commission regulations permitting the creation of separate classes of shares. The Trust's shares currently are not divided into classes. Shares of a series would be subject to any preferences, rights or privileges of any classes of shares of the series. Generally each class of shares issued by a particular series of the Trust would differ as to the allocation of certain expenses of the series such as distribution and administrative expenses permitting, among other things, different levels of service or methods of distribution among various classes.

         [KEMPER LOGO]
         INVESTMENT MANAGER
         Kemper Financial Services, Inc.
         PRINCIPAL UNDERWRITER
         Kemper Distributors, Inc.
         120 South LaSalle Street
         Chicago, Illinois 60603
         1-800-621-1048

         KWI-4-1 10/95           (LOGO)printed on recycled paper

                                   KEMPER

                                   WORLDWIDE
                                   2004 FUND

                                PROSPECTUS


                                OCTOBER 25, 1995

             [KEMPER LOGO]

                                              KEMPER